Exhibit 10.21

Berkadia Loan No. 01-0085684 & 01-0086644
AGREEMENT TO RELEASE LOAN GUARANTOR
AND REAFFIRMATION
(MEZZANINE)

THIS AGREEMENT TO RELEASE LOAN GUARANTOR AND REAFFIRMATION (MEZZANINE) (this “Agreement”) is entered into this 2nd day of December, 2015 (the “Effective Date”), by and among ARC HOSPITALITY PORTFOLIO I MEZZ, LP, a Delaware limited partnership, having an office at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022 (“Borrower”), AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, and AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation, each having an office at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022 (each a “Remaining Guarantor”, and collectively, “Remaining Guarantors”), WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership, and WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership, each having an office at c/o Goldman, Sachs & Co., 200 West Street, New York, NY 10282 (each a “Release Guarantor”, and collectively, “Release Guarantors”; and together with the Remaining Guarantors, each a “Loan Guarantor”, and collectively, “Loan Guarantors”), in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-MZ MEZZANINE TRUST, COMMERCIAL MEZZANINE PASS-THROUGH CERTIFICATES, having an office at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (together with its successors and/or assigns, “Lender”).

RECITALS

A.    German American Capital Corporation, a Maryland corporation (“Original Lender”), predecessor-in-interest to Lender, made a mezzanine loan to WNT MEZZ I, LLC, a Delaware limited liability company (“Original Borrower”), in the aggregate original principal amount of $111,000,000.00, which mezzanine loan is evidenced by that certain (i) Mezzanine Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $66,600,000.00 (the “A-1 Loan”), and (ii) Mezzanine Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original

Borrower in the original principal amount of $44,400,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”). The Loan is further evidenced by that certain Mezzanine Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Mezzanine Loan Agreement, dated as of June 18, 2014 (collectively, and together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Loan Agreement”), by and between Original Borrower and Original Lender, and secured by that certain Pledge and Security Agreement (Mezzanine), dated as of February 27, 2015 (the “Pledge Agreement”), from Borrower for the benefit of Lender.

B.    The Loan and the obligations thereunder were assumed by Borrower from Original Borrower pursuant to that certain Assumption and Release Agreement (Mezzanine), dated as of February 27, 2015 (the “Assumption Agreement”), by and among Borrower, Original Borrower, Loan Guarantors, Lender and other parties.

C.    Concurrently with the execution and delivery of the Assumption Agreement, Borrower and/or Loan Guarantors executed and delivered for the benefit of Lender that certain (i) Guaranty of Recourse Obligations (Mezzanine), dated as of February 27, 2015 (the “Guaranty”), and (ii) Environmental Indemnity Agreement (Mezzanine), dated as of February 27, 2015 (the “Environmental Indemnity Agreement”). The Note, the Loan Agreement, the Pledge, the Assumption Agreement, the Guaranty Agreement and the Environmental Indemnity Agreement, together with all other documents evidencing, securing or otherwise pertaining to the Loan, and such other agreements and documents as Lender may reasonably require, are hereinafter referred to collectively as the “Loan Documents”, and individually as a “Loan Document”.

D.     Pursuant to Section 7.2(h) of the Loan Agreement and subject to the conditions set forth therein, Borrower and Loan Guarantors have requested that Lender consent to the replacement of Loan Guarantors with Remaining Guarantors by releasing Release Guarantors from their respective obligations under the Guaranty and Environmental Indemnity Agreement as more particularly set forth herein.

E.    Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Documents.

CONTRACTUAL PROVISIONS

NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein, as if set forth below in full, and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Limited Release of Release Guarantors; Reaffirmation of Release Guarantors.

(a)    Lender hereby forever releases each Release Guarantor from any further liability under the Guaranty and the Environmental Indemnity Agreement arising from any

Berkadia Loan No. 01-0085684 & 01-0086644

circumstance, condition, action or event first occurring after the Effective Date to the extent the same is not caused by Release Guarantors; provided, however, that Release Guarantors shall remain liable under the Guaranty and Environmental Indemnity Agreement for any obligation thereunder arising from any action or event occurring prior to the Effective Date. Lender hereby reserves all rights it may have against Release Guarantors for any circumstance, condition, action or event caused by Release Guarantors, in each case, arising or occurring prior to the Effective Date.

(b)    The release of Release Guarantors provided for in Section 1(a) above shall be deemed withdrawn and shall have no effect to the extent that any representation or warranty by Release Guarantors made in connection with this Agreement is false or misleading in any material respect when made. In all cases, Release Guarantors shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Loan Documents.

(c)    Notwithstanding anything to the contrary contained herein, and subject to the release contained in Section 1(a) hereof, Release Guarantors do hereby ratify and confirm their respective obligations under the Guaranty and Environmental Indemnity Agreement to the extent arising or resulting from acts or omissions of or events caused by Release Guarantors, in each case, arising or occurring prior to the Effective Date.

2.    Ratification and Confirmation of Borrower and Remaining Guarantors. Borrower and each Remaining Guarantor hereby ratifies and confirms its respective obligations under the Loan Documents to which it is party.

3.    No Event of Default.

(a)    Borrower represents and warrants to Berkadia and Lender as of the Effective Date that there is no Event of Default or, to Borrower’s knowledge, an event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents to which Borrower is a party.

(b)    Each Remaining Guarantor represents and warrants to Berkadia and Lender as of the Effective Date that there is no Event of Default or, to Remaining Guarantor’s knowledge, an event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents to which Remaining Guarantor is a party.
(c)    Each Release Guarantor represents and warrants to Berkadia and Lender as of the Effective Date that there is no Event of Default under the Loan Documents to which Release Guarantor is a party.

4.    Costs and Expenses. Concurrently with the execution and delivery of this Agreement, Borrower and/or Loan Guarantors has paid, or cause to be paid, all reasonable, outstanding out-of-pocket costs and expenses, if any, including, without limitation, all reasonable attorneys’ fees, incurred by Lender and Berkadia arising out of the preparation and execution of this Agreement.

Berkadia Loan No. 01-0085684 & 01-0086644

5.    Binding Effect. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, successors, permitted assigns and representatives.
6.    Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.
7.    Complete Agreement. This Agreement and the Loan Documents represent the complete agreement among the parties with regard to the items set forth herein, and there are no representations, covenants, warranties, agreements or conditions, oral or written, between the parties not set forth in this Agreement and the Loan Documents.
8.    Headings. Section, paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.
9.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when taken together shall be deemed an original constituting one and the same document.
10.    Choice of Law. The validity and enforcement of this Agreement and the other Loan Documents, to the extent they involve the creation, perfection, assignment, modification and enforcement of liens and security interests against property located in the state, commonwealth or district in which the Properties are located, are intended to be governed by the laws of the state, commonwealth or district in which the Properties are located. All other aspects of the transaction contemplated by this Agreement and the indebtedness evidenced by the Note, and the Loan Documents shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

[Signatures appear on next page.]

Berkadia Loan No. 01-0085684 & 01-0086644

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

ARC HOSPITALITY PORTFOLIO I MEZZ, LP, a Delaware limited partnership

By:     ARC Hospitality Portfolio I Mezz GP, LLC,
its general partner

By: /s/ Paul C. Hughes______________________
Name: Paul C. Hughes
Title: Authorized Signatory

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Berkadia Loan No. 01-0085684 & 01-0086644

REMAINING GUARANTORS:

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By: /s/ Paul C. Hughes______________________
Name: Paul C. Hughes
Title: Authorized Signatory

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By: /s/ Paul C. Hughes______________________
Name: Paul C. Hughes
Title: Authorized Signatory

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Berkadia Loan No. 01-0085684 & 01-0086644

RELEASE GUARANTORS:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:    WH Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By: /s/ Thomas Ferguson
Name: Thomas Ferguson
Title: Vice President

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:    WH Parallel Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By: /s/ Thomas Ferguson
Name: Thomas Ferguson
Title: Vice President

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Berkadia Loan No. 01-0085684 & 01-0086644

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-MZ MEZZANINE TRUST, COMMERCIAL MEZZANINE PASS-THROUGH CERTIFICATES

By:    KeyBank National Association

Its:     Master Servicer

By:    Berkadia Commercial Mortgage LLC, a Delaware limited liability company

Its:    Subservicer

By: /s/ Gary A. Routzahn
Name: Gary A. Routzahn
Title:    Authorized Representative

Berkadia Loan No. 01-0085684 & 01-0086644